July 15, 2022 (NYSE: STT) 2Q 2022 Financial Highlights Exhibit 99.3

2 Preface and forward-looking statements This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its second quarter 2022 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by an Addendum with detailed financial tables. This presentation is designed to be reviewed together with that news release and that Addendum, which are available on State Street’s website, at http://investors.statestreet.com, and are incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information.

2Q22 highlights

All comparisons are to corresponding prior year period unless noted otherwise

Financial performance	• EPS of $1.91, down (8)%; $1.94 ex-notable items, down (2)%[A] • Total revenue of ~$3.0B, down (3)%; down (1)% ex-notables[A] – Fee revenue down (6)% largely due to lower equity and fixed income market levels, partially offset by higher FX trading services revenue – NII up 25% reflecting rising interest rates across the curve and growth in loan balances • Total expenses of $2.1B, flat YoY; down (1)% ex-notables[A] – Pre-tax margin of 28.3%, down (3)%pts; 28.7% ex-notables, down (1)%pt[A]
Business momentum	• AUC/A of $38.2T at quarter-end; Servicing wins of $972B and business yet to be installed of $3.6T at quarter-end[1] – Reported 1 new State Street Alpha[SM] mandate in 2Q22 with 12 of 20 clients now live • AUM of $3.5T at quarter-end, with 2Q22 inflows in Cash, SPDR® Low-Cost suite and Fixed Income ETFs, offset by lower market levels[1] • Named #1 FX provider to asset managers in the 2022 Euromoney Survey, up from #2 last year[2]
Balance sheet and capital	• ROE of 12.1% and a CET1 ratio of 12.9% at quarter end[3] – Effective RWA management and mitigated AOCI risk in the investment portfolio – Continued to manage CCAR SCB well below the 2.5% floor • Returned $210M to shareholders through declared common dividends of $0.57 per share • Announced a planned 10% increase to 3Q22 quarterly common stock dividend to $0.63 per share[B]

[A] Financial metrics ex-notable items are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures. [B] Subject to the approval by State Street's Board of Directors.

Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET. | 3

Summary of 2Q22 financial results

(GAAP, $M, except EPS data, or where otherwise noted)	Quarters 2Q21	1Q22	2Q22	%Δ 1Q22	2Q21	2Q21 %Δ ex-currency translation[A]
Revenue:						
Back office servicing fees	$1,290	$1,268	$1,205	(5)%	(7)%	(4)%
Middle office services	104	100	92	(8)	(12)	(9)
Servicing fees	1,394	1,368	1,297	(5)	(7)	(4)
Management fees	504	520	490	(6)	(3)	(1)
Foreign exchange trading services	286	359	331	(8)	16	16
Securities finance	109	96	107	11	(2)	(1)
Front office software and data	148	138	126	(9)	(15)	(14)
Lending related and other fees	63	63	62	(2)	(2)	(2)
Software and processing fees	211	201	188	(6)	(11)	(10)
Other fee revenue	10	29	(43)	nm	nm	nm
Total fee revenue	2,514	2,573	2,370	(8)	(6)	(4)
Net interest income	467	509	584	15	25	28
Other income	53	(1)	(1)	-	nm	nm
Total revenue	$3,034	$3,081	$2,953	(4)%	(3)%	(1)%
Provision for credit losses	($15)	-	$10	nm	nm	
Total expenses	$2,111	$2,327	$2,108	(9)%	(0)%	3%
Net income	$763	$604	$747	24%	(2)%	
Diluted earnings per share	$2.07	$1.57	$1.91	22%	(8)%	
Return on average common equity	12.6%	9.5%	12.1%	2.6%pts	(0.5)%pts	
Pre-tax margin	30.9%	24.5%	28.3%	3.8%pts	(2.6)%pts	
Tax rate	18.6%	19.9%	10.5%	(9.4)%pts	(8.1)%pts	
Ex-notable items, non-GAAP[A]:						
Total revenue	$2,981	$3,081	$2,953	(4)%	(1)%	1%
Total expenses	$2,111	$2,318	$2,096	(10)%	(1)%	2%
EPS	$1.97	$1.59	$1.94	22%	(2)%	
Pre-tax margin	29.7%	24.8%	28.7%	3.9%pts	(1.0)%pts	

Notable items

($M, except EPS data)	Quarters 2Q21	1Q22	2Q22
Acquisition and restructuring costs	($11)	($9)	($12)
Gain on sale[B]	53	-	-
Legal and Other[C]	11	-	-
Total notable items (pre-tax)	$53	($9)	($12)
EPS impact	$0.10	($0.02)	($0.03)

[A] These are non-GAAP presentations; ex-currency translation percentage changes are in reference to the YoY quarterly comparison between 2Q22 and 2Q21 which excludes the impact of foreign currency translation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] Gain on sale of $53M in 2Q21 included in Other income reflecting a gain on sale of a majority interest in our Wealth Manager Services business. [C] Legal and other benefits of $11M in 2Q21 included in Other expenses.

STATE STREET | 4

AUC/A and AUM levels, markets and flows performance

AUC/A and AUM[A]

AUC/A ($T, as of period-end)[1]


-10%
-8%
$42.6
$41.7
$38.2
2Q21
1Q22
2Q22

- (10)% decrease from 2Q21 largely driven by:
  - Lower equity and fixed income market levels, partially offset by net new business and client flows
- (8)% decrease from 1Q22 primarily due to:
  - Lower equity and fixed income market levels

AUM ($B, as of period-end)[1]


-11%
-14%
$3,897
$4,022
$3,475
2Q21
1Q22
2Q22

- (11)% decrease from 2Q21 mainly reflecting:
  - Lower equity and fixed income market levels and institutional net outflows, partially offset by ETF and cash net inflows
- (14)% decrease from 1Q22 primarily due to:
  - Lower equity and fixed income market levels and institutional net outflows, partially offset by cash net inflows

Market indices[4]

(% change)		2Q22 vs 1Q22	2Q22 vs 2Q21
S&P 500	EOP	(16)%	(12)%
	Daily Avg	(8)	(2)
MSCI EAFE	EOP	(15)	(20)
	Daily Avg	(10)	(13)
MSCI EM	EOP	(12)	(27)
	Daily Avg	(11)	(22)
Barclays Global Agg	EOP	(8)	(15)

Select industry flows[5]

($B)	Total flows[B] 2Q21	Total flows[B] 1Q22	Total flows[B] 2Q22
Long Term Funds	$196	($67)	($276)
Money Market	33	(143)	(54)
ETF	123	181	93
North America Total	351	(29)	(237)
EMEA Total	267	(14)	(13)

[A] Changes to AUC/A and AUM also reflect currency translation. [B] Line items may not sum to total due to rounding.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET | 5

Revenue: Servicing fees

Servicing fees ($M)

	2Q21	3Q21	4Q21	1Q22	2Q22	
Total revenue	$3,034	$2,990	$3,053	$3,081	$2,953	YoY -3% QoQ -4%



-7%
-4% ex-FX[A]
-5%
-4% ex-FX[A]
$1,394
$1,391
$1,377
$1,368
$1,297
YoY %
Back office servicing fees
1,290
1,289
1,272
1,268
1,205
-7%
-4% ex-FX
Middle office services
104
102
105
100
92
-12%
-9% ex-FX
2Q21
3Q21
4Q21
1Q22
2Q22

AUC/A sales performance indicators ($B)[1]

	2Q21	3Q21	4Q21	1Q22	2Q22
AUC/A wins	$1,187	$1,657	$332	$302	$972
AUC/A to be installed	1,236	2,733	2,795	2,909	3,632

- Servicing fees were negatively impacted by currency translation when compared to 2Q21 and 1Q22 by $41M and $19M, respectively

2Q22 performance

Servicing fees of $1,297M down (7)% YoY and (5)% QoQ; down (4)% YoY and QoQ ex-FX[A]

- Down (7)% YoY primarily driven by lower average equity and fixed income market levels, normal pricing headwinds, client activity/adjustments and the impact of currency translation, partially offset by net new business
- Down (5)% QoQ mainly due to lower average equity and fixed income market levels, client activity/adjustments and the impact of currency translation, partially offset by net new business

Back office servicing fees of $1,205M down (7)% YoY and (5)% QoQ (consistent with total servicing fees above); Middle office services of $92M down (12)% YoY and (8)% QoQ largely reflecting decreased client AUM from lower market levels and client activity/adjustments

Investment Services business momentum[1]

- New business wins well-diversified across client segments and geographies including:
  - 1 Alpha mandate win providing services across geographies as Alpha continues to drive investment servicing wins
  - Expanded existing Asset Owner Alpha mandate to provide global custody for ~$300B new assets
- Continued revenue momentum in Alternatives despite equity and fixed income market declines

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET. 6

Revenue: Management fees

Management fees ($M)

Total revenue	$3,034	$2,990	$3,053	$3,081	$2,953	YoY -3% QoQ -4%



-3%
-1% ex-FX[A]
-6%
-5% ex-FX[A]
$504
$526
$530
$520
$490
2Q21
3Q21
4Q21
1Q22
2Q22

Performance indicators ($B)[1]

	2Q21	3Q21	4Q21	1Q22	2Q22
AUM	$3,897	$3,862	$4,138	$4,022	$3,475
Net flows (QoQ)	83	(5)	79	51	(62)

- Management fees were negatively impacted by currency translation when compared to 2Q21 and 1Q22 by $9M and $5M, respectively

2Q22 performance

Management fees of $490M down (3)% YoY and (6)% QoQ; down (1)% YoY and (5)% QoQ ex-FX[A]

- Down (3)% YoY mainly due to lower average equity and fixed income market levels, a client-specific pricing adjustment, and the impact of currency translation, partially offset by the absence of the impact of money market fee waivers and the run rate impact of net ETF inflows
- Down (6)% QoQ largely reflecting lower average equity and fixed income market levels, partially offset by absence of the impact of money market fee waivers

Investment Management business momentum[1]

- ETFs: Sustained ETF inflows into Fixed Income and SPDR® Low-Cost suite; outflows primarily in equity and Gold ETFs
- Institutional: Momentum in Target Date franchise; outflows primarily from low fee index assets, benefitting overall management fee rate
- Cash: Strong net inflows of $15B across Cash franchise, contributing to market share gains[6]; Fed rate hikes in 2022 resulted in the absence of the impact of money market fee waivers from 2Q22

[A] This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET 7

Revenue: Markets, Software and processing, and Other fee revenue

Markets, Software & processing, and Other fees ($M)

Total revenue	2Q21	3Q21	4Q21	1Q22	2Q22	
Total revenue	$3,034	$2,990	$3,053	$3,081	$2,953	YoY -3% QoQ -4%



$616
$587
$604
$685
$583
YoY %
FX trading
286
279
300
359
331
+16%
Securities finance
109
106
102
96
107
-2%
Software & processing
211
180
187
201
188
-11%
Other fees
10
22
15
29
(43)
nm
2Q21
3Q21
4Q21
1Q22
2Q22

2Q22 performance

- FX trading services of $331M
  - Up 16% YoY primarily reflecting higher FX spreads, partially offset by lower client FX volumes
  - Down (8)% QoQ mainly due to lower client FX volumes, partially offset by higher FX spreads
- Securities finance of $107M
  - Down (2)% YoY largely from lower Agency and Enhanced Custody balances, partially offset by higher spreads
  - Up 11% QoQ primarily driven by higher spreads, partially offset by lower Agency and Enhanced Custody balances
- Software and processing fees of $188M
  - Down (11)% YoY and (6)% QoQ primarily driven by lower Front office software and data revenue associated with CRD

    Front office software and data of $126M down (15)% YoY and (9)% QoQ; Lending related and other fees of $62M down (2)% YoY and QoQ
- Other fee revenue of $(43)M[A]
  - Decreased $(53)M YoY largely due to negative market-related adjustments
  - Decreased $(72)M QoQ mainly reflecting negative market-related adjustments and the absence of prior period positive fair value adjustments on equity investments

[A] Other fee revenue primarily consists of income from equity method investments and certain tax-advantaged investments, as well as market-related adjustments.

STATE STREET 8

Enterprise solutions enabled by State Street Alpha

Front office software and data ($M)[A]

Total revenue	2Q21	3Q21	4Q21	1Q22	2Q22	
	$3,034	$2,990	$3,053	$3,081	$2,953	YoY -3% QoQ -4%



-15%
-9%
$148
$116
$124
$138
$126
On-premises[7]
Professional services
Software-enabled (incl. SaaS)[7]
62
19
66
27
21
66
35
16
70
36
29
70
25
24
74
15% YoY Growth
2Q21
3Q21
4Q21
1Q22
2Q22

Front office software and data of $126M down (15)% YoY and (9)% QoQ

- Down (15)% YoY primarily driven by lower on-premises renewals and the absence of episodic fees, partially offset by higher software-enabled revenue
- Down (9)% QoQ largely driven by lower on-premises renewals

Future growth driven by Front office, Middle office, and Alpha

($M)	2Q21	1Q22	2Q22
Front office metrics			
New bookings[8]	$20	$5	$11
ARR[9]	209	235	251
Uninstalled revenue backlog[10]	67	93	91
Middle office metric			
Uninstalled revenue backlog[11]	47	63	92
Alpha metrics			
# of mandate wins	2	-	1
Live mandates to-date	5	11	12

- Front office ARR up 20% YoY as more SaaS clients are onboarded
- Middle office uninstalled revenue backlog nearly doubled YoY to $92M
- 12 out of 20 Alpha clients live as of the end of 2Q22

[A] Front office software and data revenue primarily includes revenue from CRD, Alpha Data Platform and Alpha Data Services. Includes Other revenue of $2M for each quarter from 2Q21 to 4Q21 and $3M in 1Q22 and 2Q22; revenue line items may not sum to total due to rounding.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET | 9

10 Revenue: Net interest income NII and NIM ($M)12 Average balance sheet highlights ($B)A • Total average assets of $291B down (5)% YoY and (1)% QoQ • Total average deposits of $228B down (6)% YoY and (2)% QoQ, largely driven by the impact from currency translation A Line items are rounded. Refer to the Appendix included with this presentation for endnotes 1 to 19. NII of $584M up 25% YoY and 15% QoQ • Up 25% YoY primarily driven by higher short and long term interest rates and growth in loan balances • Up 15% QoQ mainly due to higher short and long term interest rates, partially offset by lower investment portfolio balances 2Q21 3Q21 4Q21 1Q22 2Q22 Total assets $308 $291 $303 $295 $291 Interest-earning assets 266 255 265 258 251 Loans 29 32 34 34 36 Investment portfolio 111 114 114 119 114 HTM % (EOP) 40% 38% 37% 38% 59% Duration (EOP) 13 3.1 3.1 2.9 2.8 2.8 Total deposits $242 $233 $240 $233 $228 $3,034 $2,990 $3,053 $3,081 $2,953 YoY -3% QoQ -4% Total revenue NIM 12 (FTE, %) 0.71% 0.76% 0.73% 0.80% 0.94% 4Q21 $484 2Q21 $487 3Q21 1Q22 2Q22 $467 $509 $584 +15% +25%

Expenses

Expenses
(Ex-notable items, non-GAAP, $M)[A]


-1%
+2% ex-FX[A]
-10%
-8% ex-FX[A]
$2,111
$2,318
$2,096
Comp. & benefits[B]
1,077
1,232
1,046
Info. sys.
398
423
392
Tran. processing
263
264
240
Occupancy
100
95
96
Other[14]
273
304
322
2Q21
1Q22
2Q22

	2Q21	1Q22	2Q22	
GAAP Expense	$2,111	$2,327	$2,108	YoY flat QoQ -9%
Head-count	39,146	39,335	40,354	YoY +3% QoQ +3%

- Total expenses on both a GAAP and ex-notables basis were positively impacted by currency translation when compared to 2Q21 and 1Q22 by $60M and $34M, respectively

2Q22 performance
(Ex-notable items, non-GAAP)[A]

Expenses of $2,096M down (1)% YoY and (10)% QoQ; up 2% YoY and down (8)% QoQ ex-FX[A]

- Compensation and employee benefits of $1,046M
  - Down (3)% YoY mainly due to lower incentive compensation and the impact of currency translation, partially offset by higher merit increases and contractor spend
  - Down (15)% QoQ primarily driven by the absence of seasonal expenses[B] and lower incentive compensation, partially offset by higher merit increases and contractor spend
- Information systems and communications of $392M
  - Down (2)% YoY and (7)% QoQ primarily due to episodic credits related to vendor pricing optimization initiatives and infrastructure rationalization
- Transaction processing services of $240M
  - Down (9)% YoY and QoQ mainly due to lower sub-custody costs
- Occupancy of $96M
  - Down (4)% YoY primarily due to the impact of currency translation
- Other of $322M[15]
  - Up 18% YoY largely reflecting higher recoverable client-related expenses[C], professional fees, and travel costs
  - Up 6% QoQ primarily due to higher recoverable client-related expenses[C] and travel costs

[A] These are non-GAAP presentations; refer to the Appendix for a reconciliation of ex-notable items/currency translation and further explanations of non-GAAP measures. [B] 1Q22 includes $208M of seasonal expenses. [C] Recoverable client-related expenses are recorded on a gross basis through both revenues and expenses.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET 11

Capital ratios

Capital ratios[3]
(%, as of period-end)

CET1 (Standardized)


11.2%
13.5%
14.3%
11.9%
12.9%
10-11% STT Target
1.0% G-SIB surcharge[16]
2.5% SCB[17]
8.0%
4.5% Minimum ratio
2Q21
3Q21
4Q21
1Q22
2Q22
Target state

Tier 1 Leverage


5.2%
6.3%
6.1%
5.9%
6.0%
5.25-5.75% STT Target
4.0% Minimum ratio
2Q21
3Q21
4Q21
1Q22
2Q22
Target state

Capital highlights

- 2Q22 quarter end standardized CET1 ratio of 12.9% increased 1.0%pt QoQ primarily reflecting planned RWA reductions and management actions to reduce AOCI impact of the investment portfolio
- 2Q22 quarter end Tier 1 leverage ratio of 6.0% up 0.1%pt QoQ
- Returned $210M to shareholders in 2Q22 through declared common dividends of $0.57 per share
  - In June 2022, announced our intention to increase the quarterly common stock dividend by 10% to $0.63 per share in the third quarter[A]

Capital
($B unless noted otherwise, capital metrics as of period-end)

	2Q21	1Q22	2Q22
Standardized CET1			
CET1 capital	$13.7	$15.0	$14.9
Risk weighted assets	122	127	115
Tier 1 leverage			
Tier 1 capital	15.7	17.0	16.9
Leverage exposure[18]	299	286	283
OCI impact of investment portfolio on regulatory capital[B]	-	(1.3)	(0.5)

[A] Subject to the approval by State Street's Board of Directors. [B] OCI impact of investment portfolio on regulatory capital is a sub-component within GAAP AOCI.
Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET. 12

Summary

All comparisons are to corresponding prior year period unless noted otherwise

2Q22 financial review

- EPS of $1.91; pre-tax margin of 28.3%; ROE of 12.1%
- EPS ex-notable items of $1.94, down (2)%[A]
  - Total revenue of ~$3.0B, down (1)% (up 1% ex-currency translation), with Fee revenue down (6)%, primarily driven by lower equity and fixed income market levels, partially offset by higher NII and FX trading revenue
  - Expenses ex-notables of $2.1B, down (1)% (up 2% ex-currency translation) reflecting continued productivity savings and lower incentive compensation, partially offset by higher-than-expected salary increases[A]
- Business momentum
  - New business AUC/A wins of $972B; AUC/A yet to be installed of $3.6T at quarter-end[1]
  - 1 new Alpha client mandate in 2Q22; 20 total Alpha clients signed since inception; 12 Alpha client mandates live as of the end of 2Q22
  - $3.5T of AUM at quarter-end, with continued inflows in Cash[1]
- Capital return
  - Returned $210M to shareholders through declared common dividends of $0.57 per share
  - Preliminary SCB under the 2022 annual CCAR stress test was well below the 2.5% floor
  - Announced a planned 10% increase to 3Q22 quarterly common stock dividend to $0.63 per share[B]
  - Intend to resume common share repurchase program in 4Q22[19]

[A] Financial metrics ex-notable items are non-GAAP measures; refer to the Appendix for explanations and reconciliations of our non-GAAP measures. [B] Subject to the approval by State Street's Board of Directors.

Refer to the Appendix included with this presentation for endnotes 1 to 19.

STATE STREET. 13

14 Appendix 2Q22 line of business performance 15 Reconciliation of notable items 16 Reconciliation of constant currency impacts 17 Endnotes 18 Forward-looking statements 19 Non-GAAP measures 20 Definitions 21

15 1,888 State StreetB 2Q22 line of business performance Investment Servicing Total revenueA 468 588 1,984 1,888 2Q222Q21 $2,452M $2,475M Pre-tax income Fee revenue NII Pre-tax margin 29.0% 28.2% -0.8%pt YoY % ∆ -5% +26% +1% -2% Investment Management Total revenue $529M 2Q21 2Q22 $478M Pre-tax income Pre-tax margin 34.6% 31.6% -3.0%pts 2Q21 2Q22 $183M $151M YoY % ∆ -10% -17% Total revenue ex-notable itemsA, C 467 584 2,514 2,370 $2,981M 2Q21 2Q22 $2,953M Pre-tax income ex-notable itemsC Fee revenue NII Pre-tax margin ex-notable itemsC 29.7% 28.7% -1.0%pt YoY % ∆ -6% +25% -1% -4% A Total revenue also includes Other income of $(1)M in 2Q22. B State Street includes line of business results from Investment Servicing, Investment Management, and Other. Refer to the Addendum for further line of business information. C This is a non-GAAP presentation; refer to the Appendix for a reconciliation of ex-notable items and further explanations of non-GAAP measures. 2Q21 2Q22 $712M $698M $847M 2Q21 2Q22 $885M

Reconciliation of notable items

Quarterly reconciliation

(Dollars in millions, unless noted otherwise)	1Q21	2Q21	3Q21	4Q21	1Q22	2Q22	% Change 2Q22 vs. 2Q21	% Change 2Q22 vs. 1Q22	Year-to-Date 2021	Year-to-Date 2022	% Change YTD2022 vs. YTD2021
Total revenue, GAAP-basis	$2,950	$3,034	$2,990	$3,053	$3,081	$2,953	(2.7)%	(4.2)%	$5,984	$6,034	0.8%
Less: Other income		(53)		(58)					(53)	-	
Total revenue, excluding notable items	2,950	2,981	2,990	2,995	3,081	2,953	(0.9)%	(4.2)%	5,931	6,034	1.7%
Total expenses, GAAP basis	2,332	2,111	2,116	2,330	2,327	2,108	(0.1)%	(9.4)%	4,443	4,435	(0.2)%
Less: Notable expense items:											
Repositioning charges:											
Compensation and employee benefits				32					-	-	
Occupancy				(29)					-	-	
Repositioning (charges) / release				3					-	-	
Acquisition and restructuring costs	(10)	(11)	(18)	(26)	(9)	(12)			(21)	(21)	
Deferred compensation expense acceleration				(147)					-	-	
Legal and other:											
Information systems and communications	(20)								(20)	-	
Transaction processing services	(8)								(8)	-	
Other	(1)	11							10	-	
Legal and other	(29)	11							(18)	-	
Total expenses, excluding notable items	2,293	2,111	2,098	2,160	2,318	2,096	(0.7)%	(9.6)%	4,404	4,414	0.2%
Seasonal expenses	(176)				(208)				(176)	(208)	
Total expenses, excluding notable items and seasonal expense items	2,117	2,111	2,098	2,160	2,110	2,096	(0.7)%	(0.7)%	4,228	4,206	(0.5)%
Operating leverage, GAAP-basis (%pts)[A]							(260) bps	520 bps			100 bps
Operating leverage, excluding notable items (%pts)[B]							(20)	540			150
Pre-tax margin, GAAP-basis (%)	21.3%	30.9%	29.3%	23.9%	24.5%	28.3%	(260)	380	26.2%	26.3%	10
Notable items as reconciled above (%)	1.3%	(1.2%)	0.6%	4.2%	0.3%	0.4%			-	0.4%	
Pre-tax margin, excluding notable items (%)	22.6%	29.7%	29.9%	28.1%	24.8%	28.7%	(100)	390	26.2%	26.7%	50
Net income available to common shareholders, GAAP-basis	489	728	693	662	583	712	(2.2)%	22.1%	1,217	1,295	6.4%
Notable items as reconciled above: pre-tax	39	(53)	18	112	9	12			(14)	21	
Tax impact on notable items as reconciled above	(10)	16	(5)	(29)	(2)	(3)			6	(5)	
Preferred securities cost	5								5	-	
Net income available to common shareholders, excluding notable items	523	691	706	745	590	721	4.3%	22.2%	1,214	1,311	8.0%
Diluted EPS, GAAP-basis	1.37	2.07	1.96	1.78	1.57	1.91	(7.7)%	21.7%	3.44	3.48	1.2%
Notable items as reconciled above	0.10	(0.10)	0.04	0.22	0.02	0.03			(0.01)	0.04	
Diluted EPS, excluding notable items	1.47	1.97	2.00	2.00	1.59	1.94	(1.5)%	22.0%	3.43	3.52	2.6%

[A] Calculated as the period-over-period change in total revenue less the period-over-period change in total expenses. [B] Calculated as the period-over-period change in total revenue, excluding notable items less the period-over-period change in total expenses, excluding notable items.

STATE STREET 16

17 Reconciliation of constant currency impacts A Other includes Other expenses and Amortization of intangible assets. Reconciliation of Constant Currency FX Impacts (Dollars in millions) 2Q21 1Q22 2Q22 2Q22 vs. 2Q21 2Q22 vs. 1Q22 2Q22 vs. 2Q21 2Q22 vs. 1Q22 2Q22 vs. 2Q21 2Q22 vs. 1Q22 Non-GAAP basis Total revenue, excluding notable items $ 2,981 $ 3,081 $ 2,953 $ (63) $ (31) $ 3,016 $ 2,984 1.2% (3.1)% Compensation and employee benefits, excluding notable items $ 1,077 $ 1,232 $ 1,046 $ (38) $ (21) $ 1,084 $ 1,067 0.6% (13.4)% Information systems and communications, excluding notable items 398 423 392 (4) (2) 396 394 (0.5)% (6.9)% Transaction processing services, excluding notable items 263 264 240 (6) (3) 246 243 (6.5)% (8.0)% Occupancy, excluding notable items 100 95 96 (4) (2) 100 98 - 3.2% Other expenses, excluding notable itemsA 273 304 322 (8) (6) 330 328 20.9% 7.9% Total expenses, excluding notable items $ 2,111 $ 2,318 $ 2,096 $ (60) $ (34) $ 2,156 $ 2,130 2.1% (8.1)% Reported Currency Translation Impact Excluding Currency Impact % Change Constant Currency

18 Endnotes 1. New asset servicing mandates, including announced front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month. Generally, our servicing fee revenues are affected by several factors including changes in market valuations, client activity and asset flows, net new business and the manner in which we price our services. We provide a range of services to our clients, including core custody services, accounting, reporting and administration and middle office services, and the nature and mix of services provided affects our servicing fees. The basis for fees will differ across regions and clients. The industry in which we operate has historically faced pricing pressure, and our servicing fee revenues are also affected by such pressures today. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees generally are affected by our level of AUM and differ based upon the nature, type and investment strategy of the investment product. Management fee revenue is more sensitive to market valuations than servicing fee revenue, as a higher proportion of the underlying services provided, and the associated management fees earned, are dependent on equity and fixed-income security valuations. Additional factors, such as the relative mix of assets managed, may have a significant effect on our management fee revenue. While certain management fees are directly determined by the values of AUM and the investment strategies employed, management fees may reflect other factors, including performance fee arrangements, as well as our relationship pricing for clients. 2. Recognized Global Markets as the #1 FX provider to asset managers in the 2022 Euromoney (Real Money) FX Survey. 3. Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company, or State Street Bank. All capital ratios are as of quarter end. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Standardized approach ratios were binding for 2Q21 to 2Q22. Refer to the Addendum for descriptions of these ratios. June 30, 2022 capital ratios are presented as of quarter-end and are estimates. 4. The index names listed are service marks of their respective owners. 5. Morningstar data includes long-term mutual funds, ETF’s and Money Market funds. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while ETF data represents net issuance, which is gross issuance less gross redemptions. Data for Fund of Funds, Feeder funds and Obsolete funds were excluded from the series to prevent double counting. Data is from the Morningstar Direct Asset Flows database. The long-term fund flows reported by Morningstar in North America are composed of U.S. domiciled Market flows mainly in Equities, Allocation and Fixed Income asset classes. 2Q22 data for North America (U.S. domiciled) includes Morningstar actuals for April and May 2022 and Morningstar estimates for June 2022. 2Q22 data for EMEA is on a rolling three month basis for March 2022 through May 2022. 6. Market share data based on Global Institutional Money Market Funds and sourced from Money Fund Analyzer, a service provided by iMoneyNet as of the end of June 2022. 7. On-premises revenue is revenue derived from locally installed software. Software-enabled revenue includes SaaS, maintenance and support revenue, FIX, brokerage, and value-add services. The revenue recognition pattern for on-premises installations differs from software-enabled revenue. 8. Front office bookings represent signed annual recurring revenue contract values for CRD, Mercatus, Alpha Data Platform, and Alpha Data Services excluding bookings with affiliates, including SSGA. Front office revenue derived from affiliate agreements is eliminated in consolidation for financial reporting purposes. 9. Front office software and data ARR, an operating metric, is calculated by annualizing current quarter revenue for CRD and Mercatus and includes the annualized amount of most software-enabled revenue, including revenue generated from SaaS, maintenance and support revenue, FIX, and value-added services, which are all expected to be recognized ratably over the term of client contracts. Front office software and data ARR does not include software-enabled brokerage revenue and revenue from affiliates. 10. Represents expected annualized recurring revenue from signed client contracts that are scheduled to be largely installed over the next 24 months for CRD, Mercatus and Alpha Data Services. It includes SaaS revenue as well as maintenance and support revenue and excludes the one-time impact of on-premises license revenue, revenue generated from FIX, brokerage, value-add services, and professional services as well as revenue from affiliates. 11. Represents expected annualized recurring revenue from signed client contracts that are scheduled to be largely installed over the next 24 months. It does not include professional services revenue or revenue from affiliates. 12. NII is presented on a GAAP-basis. NIM is presented on an FTE-basis. Refer to the Addendum for reconciliations of NII FTE-basis to NII GAAP-basis on the Average Statement of Condition. 13. Duration as of period end and based on total investment portfolio. 14. Other includes Other expenses and Amortization of intangible assets. 15. Other expenses in 2Q22, 1Q22, and 2Q21 included notable items related to acquisition and restructuring costs of $12M, $9M, and $11M, respectively. Other expenses in 2Q21 also included a notable item from legal and other benefits of $11M. Excluding all these notable items, 2Q22 Other expenses of $322M was up 6% compared to 1Q22 adjusted Other expenses of $304M and up 16% compared to 2Q21 adjusted Other expenses of $273M. 16. State Street received a regulatory exemption to maintain its 1.0% G-SIB capital surcharge until January 1, 2024. 17. The preliminary SCB of 2.5% effective on October 1, 2022 is calculated based upon the results of the CCAR 2022 exam. 18. Leverage exposure is equal to average consolidated assets less applicable Tier 1 leverage capital reductions. 19. As previously disclosed, stock purchases under State Street’s existing common share repurchase program are presently suspended. When the stock purchase program is in effect, stock purchases may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The timing and amount of any stock purchases and the type of transaction will depend on several factors, including State Street’s capital position and financial performance, investment opportunities, market conditions and the amount of common stock issued as part of employee compensation programs. The common stock purchase program does not have specific price targets and may be suspended, as it is presently, at any time.

19 Forward-looking statements This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, proposed acquisition of Brown Brothers Harriman’s Investor Services business, dividend and stock purchase programs, governmental and regulatory initiatives and developments, expense reduction programs, new client business, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “plan,” “expect,” “intend,” “objective,” “forecast,” “outlook,” “believe,” “priority,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: The consummation of our planned acquisition of the BBH Investor Services business is subject to the receipt of regulatory approvals and the satisfaction of other closing conditions, the failure or delay of which may prevent or further delay the consummation of the acquisition; While we've been engaged in discussions with US banking regulators and have developed with BBH proposed modifications to our proposed acquisition of the BBH Investor Services business, including changes to the operating model and legal entity structure and changes to regulatory approvals required to consummate the transaction, intended to facilitate resolution of the regulatory review process and a path to consummating the transaction, State Street is seeking amendments to the transaction terms, including the purchase price, as part of such a modified transaction, which such amendments will be subject to review and approval by both BBH and our Board of Directors, and there can be no assurance that a mutually acceptable modified transaction will be entered into or as to the timing or outcome of any regulatory approvals and other closing conditions for that modified transaction; and absent further agreement of the parties, after September 6, 2022 either party can terminate the transaction without penalty; while we are evaluating potential modifications to the transaction that are intended to facilitate resolution of the bank regulatory review, there can be no assurance as to the timing or outcome of that review; Assuming the financial and operational aspects of the proposed modifications to our proposed acquisition of the BBH Investor Services business are timely finalized and contracted, subject to regulatory approval and other closing conditions, the parties are aiming to close the transaction at the end of the fourth quarter of 2022; however, there exists significant timing uncertainty and risk that closing will extend beyond that timeline; and even if we successfully consummate a modified transaction, we may fail to realize some or all of the anticipated benefits of the transaction or the benefits may take longer to realize than expected; Our development and completion of new products and services, including State Street Digital and State Street Alpha, and the enhancement of our infrastructure required to meet increased regulatory and client expectations for resiliency and the systems and process re-engineering necessary to achieve improved productivity and reduced operating risk, may involve costs and dependencies and expose us to increased risk; Our business may be negatively affected by our failure to update and maintain our technology infrastructure; The COVID-19 pandemic continues to exacerbate certain risks and uncertainties for our business; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of our acquisitions, pose risks for our business; and competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We could be adversely affected by geopolitical, economic and market conditions, including, for example, resulting from the present conflict in Ukraine; We have significant International operations, and disruptions in European and Asian economies could have an adverse effect on our consolidated results of operations or financial condition; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets; Our business activities expose us to interest rate risk; We assume significant credit risk to counterparties, who may also have substantial financial dependencies with other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our consolidated revenue and is subject to decline based on, among other factors, market and currency declines, investment activities of our clients and their business mix; If we are unable to effectively manage our capital and liquidity, our consolidated financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; and if we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by capital and liquidity standards required as a result of capital stress testing; We face extensive and changing government regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks; We are subject to enhanced external oversight as a result of the resolution of prior regulatory or governmental matters; Our businesses may be adversely affected by government enforcement and litigation; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated financial statements; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; and The transition away from LIBOR may result in additional costs and increased risk exposure; Our control environment may be inadequate, fail or be circumvented, and operational risks could adversely affect our consolidated results of operations; Cost shifting to non-U.S. jurisdictions and outsourcing may expose us to increased operational risk, geopolitical risk and reputational harm and may not result in expected cost savings; Attacks or unauthorized access to our information technology systems or facilities, or those of the third parties with which we do business, or disruptions to our or their continuous operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts expose us to pricing and performance risk; Our businesses may be negatively affected by adverse publicity or other reputational harm; We may not be able to protect our intellectual property; The quantitative models we use to manage our business may contain errors that could result in material harm; Our reputation and business prospects may be damaged if our clients incur substantial losses or are restricted in redeeming their interests in investment pools that we sponsor or manage; The impacts of climate change, and regulatory responses to such risks, could adversely affect us; and We may incur losses as a result of unforeseen events including terrorist attacks, natural disasters, the emergence of a new pandemic or acts of embezzlement. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2021 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation (and the conference call referenced herein) should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward- looking statements to reflect events after that time.

20 Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Earnings”.

21 Definitions AOCI Accumulated other comprehensive income ARR Annual recurring revenue AUC/A Assets under custody and/or administration AUM Assets under management Barclays Global Agg Barclays Global Agg represents Barclays Global Aggregate Bond Index BBH Brown Brothers Harriman Bps Basis points, with one basis point representing one hundredth of one percent CCAR Comprehensive Capital Analysis and Review CET1 ratio Common equity tier 1 ratio CRD Charles River Development Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period EAFE Europe, Australia, and Far East EM Emerging markets EMEA Europe, Middle East and Africa EOP End of period EPS Earnings per share ETF Exchange-traded fund Fed The Federal Reserve System Fee operating leverage Rate of growth of total fee revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable FTE Fully taxable equivalent FX Foreign exchange FY Full-year GAAP Generally accepted accounting principles in the United States G-SIB Global systemically important bank HTM Held-to-maturity LIBOR London Inter-Bank Offered Rate Lending related and other Lending related and other fees primarily consist of fee revenue associated with State Street’s fund finance, leveraged loans, municipal finance, insurance and stable value wrap businesses Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities Net interest margin (NIM) Net interest income divided by average interest-earning assets nm Not meaningful OCI Other comprehensive income On-premises On-premises revenue as recognized in Front office software and data Total operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable Pre-tax margin Income before income tax expense divided by total revenue %Pts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity RWA Risk weighted assets SaaS Software as a service SCB Stress capital buffer Seasonal expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes SPDR Standard and Poor's Depository Receipt SSGA State Street Global Advisors Year-over-year (YoY) Current period compared to the same period a year ago YTD Year-to-date